CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24N-2.

AMENDMENT NO. 4

ETHANOL MARKETING AGREEMENT

THIS Amendment No. 4 (“Amendment 4”), dated July 22, 2016, is entered into by and between Eco-Energy, LLC, a Tennessee Limited Liability Corporation with its registered office at 6100 Tower Circle, Suite 500, Franklin, Tennessee 37067 (“Eco”), and Granite Falls Energy, LLC (“GFE”), a Minnesota Limited Liability Corporation with its main office at 15045 Highway 23 SE, Granite Falls, Minnesota 56241.  Eco and GFE are hereinafter also referred to collectively as the “Parties.”

RECITALS

A.The Parties previously entered an Ethanol Marketing Agreement (“Agreement”), executed December 24, 2008, where the Parties established certain terms and conditions relating to Eco’s rights and obligations regarding the purchase of GFE’s entire ethanol output.  The Agreement established a term which commenced on the first day of ethanol shipment and expired one (1) year thereafter.  A copy of the Agreement—including Exhibit A, Exhibit B and Exhibit C of the Agreement—is attached hereto as Appendix 1.

B.On October 22, 2009, the Parties entered into Amendment No. 1 to the Agreement (attached hereto as Appendix 2), which modified the Agreement as follows: (i) added a “flex fee” adjustment intended to minimize the costs effects of disadvantageous production price fluctuations for GFE and (ii) extended the expiration date of the Agreement until December 31, 2011.

C.On August 30, 2011, the Parties entered into Amendment No. 2 to the Agreement (attached hereto as Appendix 3), which modified the Agreement as follows:  (i) terminated the “flex fee” adjustment specified in Amendment No. 1 to the Agreement, ii) extended the expiration date of the Agreement until December 31, 2013, and adjusted the Payment and Fees section of the Agreement by changing the fee that GFE pays Eco for Marketing Fees from [***] to [***].

D.On September 17, 2013, the Parties entered into Amendment No. 3 to the Agreement (attached hereto as Appendix 4), which modified the Agreement as follows:  (i) allowed GFE to obtain product sales quotes from third parties for Eco to facilitate potential transactions, (ii) extended the expiration date of the Agreement until December 31, 2016, (iii) adjusted the Payment and Fees section of the Agreement by changing the fee that GFE pays Eco for Marketing Fees to [***], establishing payment terms of [***], (iv) required Eco to provide continuous undenatured export offers, (v) [***], and (vi) deleted and replaced Exhibit B (i.e., Eco Transportation Services) to the Agreement.

E.The Parties now desire to again alter the Agreement in order to memorialize the modifications recently agreed upon by the Parties as well as incorporate such modifications into the Agreement.

NOW, THEREFORE, the written signatures of the Parties integrate this Amendment No. 4 into the Agreement making it a binding, and legally enforceable, portion of such.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Eco and GFE agree as follows:

I.EFFECTIVE DATE:  The modifications specified in Paragraph II of this Amendment No. 4 shall become effective on January 1, 2017.

II.MODIFICATIONS:

1)Section 4 of the Agreement—as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3—is hereby deleted in its entirety and replaced with the following:

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24N-2.

4.Payment and Fees.

(a)[***].

(b)[***].

2)Section 11(a) and Section 11(b) of the Agreement, as previously modified by Amendment No. 1, Amendment No. 2 and Amendment No. 3, is hereby amended as follows:

11.Terms and Termination.

(a)The term of this Agreement shall expire on December 31, 2019.

(b)This Agreement will automatically renew for additional consecutive terms of one (1) year each unless either party hereto gives written notice to the other at least three (3) months prior to the end of the term or the then current renewal term, in which case this Agreement shall terminate at the end of the term or such then current renewal term.

III.EFFECT OF AMENDMENT No. 4:  Except as expressly modified in Section II of this Amendment No. 4 the Agreement—including Amendment No. 1, Amendment No. 2 and Amendment No. 3—remains unchanged and in full force and effect.

IV.ENTIRETIES:  This Amendment No. 4 represents the final agreement between the parties regarding the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24N-2.

{Signature page follows}

ECO ENERGY, LLC.	GRANITE FALLS ENERGY, LLC.
By: /s/ Josh Bailey	By: Eric M Baukol
Name: Josh Bailey	Name: Eric M Baukol
Title: CEO	Title: Risk Manager
Date: 7/22/16	Date: 7/22/16